                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                      ___________________________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 July 16, 2001

                          BANK OF AMERICA CORPORATION
            (Exact name of registrant as specified in its charter)

                                   Delaware
        (State or other jurisdiction of incorporation or organization)

                                    1-6523
                           (Commission File Number)

                                  56-0906609
                       (IRS Employer Identification No.)

                            100 North Tryon Street
                           Charlotte, North Carolina
                   (Address of principal executive offices)

                                     28255
                                  (Zip Code)

                                (888) 279-3457
             (Registrant's telephone number, including area code)
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     ITEM 5.  OTHER EVENTS.

     On July 16, 2001, Bank of America Corporation (the "Registrant") announced financial results for the second quarter ended June 30, 2001, reporting earnings of $2.02 billion and diluted earnings per common share of $1.24. A copy of the press release announcing the Registrant's results for the second quarter ended June 30, 2001 is attached hereto as Exhibit 99.1 and incorporated by reference herein.


     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          The following exhibits are filed herewith:

     EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

     99.1 Press Release dated July 16, 2001 with respect to the Registrant's financial results for the second quarter ended June 30, 2001

     99.2 Supplemental Information prepared for use on July 16, 2001 in connection with financial results for the second quarter ended June 30, 2001


     ITEM 9.  REGULATION FD DISCLOSURE.

     On July 16, 2001, the Registrant held an investor conference and webcast to disclose financial results for the second quarter ended June 30, 2001. The Supplemental Information package for use at this conference is furnished herewith as Exhibit 99.2 and incorporated by reference in Item 9. All information in the Supplemental Information is presented as of July 16, 2001, and the Registrant does not assume any obligation to correct or update said information in the future.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BANK OF AMERICA CORPORATION



                                        By:  /s/ Marc D. Oken
                                           -----------------------------------
                                                 Marc D. Oken
                                                 Executive Vice President and
                                                   Principal Financial Executive


Dated: July 16, 2001
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                            EXHIBIT INDEX


     EXHIBIT NO.            DESCRIPTION OF EXHIBIT


     99.1 Press Release dated July 16, 2001 with respect to the Registrant's financial results for the second quarter ended June 30, 2001

     99.2 Supplemental Information prepared for use on July 16, 2001 in connection with financial results for the second quarter ended June 30, 2001